UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009 (February 25, 2009)

ICT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On February 25, 2009, ICT Group, Inc. (the “Company”) issued a press release announcing certain financial results for the fourth quarter and year ended December 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The press release includes a reconciliation of income before income taxes to adjusted net income to eliminate the effect of: charges relating to restructuring and adjustments for a government grant for the three and twelve-month periods ended December 31, 2007 and December 31, 2008; asset impairments for the three and twelve-month periods ended December 31, 2008; and certain other charges for the three and twelve-month periods ended December 31, 2007. Management of the Company believes that the adjustment of net income and net income per share to eliminate the effect of these charges and adjustments is useful to investors because it enables them to better assess the performance of the Company’s core operations, exclusive of the impact of restructuring, asset impairments and other charges that are not reflective of the Company’s day-to-day operations. In addition, management focuses on such adjusted measures for planning purposes.

The press release also includes a reconciliation of cash flow from operating activities to free cash flow for the three and twelve-month periods ended December 31, 2007 and December 31, 2008 because management of the Company believes that free cash flow is useful to investors, as it is useful to management, as a measure of liquidity.

The press release also includes a table breaking out the Company’s revenue on a quarterly and annual basis for fiscal 2007 and 2008 into vertical market segments and Core/Non-Core business because management focuses on Core business revenue for planning purposes and believes this breakout is useful to investors.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated February 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ John J. Brennan
John J. Brennan
President and Chief Executive Officer

Dated: February 25, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated February 25, 2009.

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